UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2021

FUBOTV INC.

(Exact name of registrant as specified in its charter)

Florida	001-39590	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1330 Avenue of the Americas
New York, NY 10019

(Address of principal executive offices) (Zip Code)

(212) 672-0055

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FUBO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 14, 2021, fuboTV Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 70,995,152 shares of common stock were present in person or represented by proxy at the meeting, representing approximately 50.52% percent of the Company’s outstanding common stock as of the April 16, 2021 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2021, as supplemented on June 10, 2021.

Item 1 — Election of seven directors for a term of office expiring on the date of the annual meeting of shareholders in 2022 and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
David Gandler	38,301,233	355,716	32,338,203
Edgar Bronfman Jr.	38,213,913	443,036	32,338,203
Henry Ahn	38,294,012	362,937	32,338,203
Ignacio Figueras	37,193,967	1,462,982	32,338,203
Daniel Leff	37,272,394	1,384,555	32,338,203
Laura Onopchenko	38,295,226	361,723	32,338,203
Pär-Jörgen Pärson	38,174,871	482,078	32,338,203

Item 2 — Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
70,333,825	232,551	428,776	0

Item 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
36,094,760	2,003,341	558,848	32,338,203

Based on the foregoing votes, David Gandler, Edgar Bronfman Jr., Henry Ahn, Ignacio Figueras, Daniel Leff, Laura Onopchenko and Pär-Jörgen Pärson were elected as directors and Items 2 and 3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUBOTV INC.

Date: July 16, 2021	By:	/s/ David Gandler
David Gandler
Chief Executive Officer